EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C., ss.1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of DIAS HOLDING, INC. (the “Company”) for the six month period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and President of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of DIAS HOLDING, INC.

/s/ Hung-Lang Huang Hung-Lang Huang
Chairman, Chief Executive Officer, and President
Date: August 14, 2009